UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 17, 2010
(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.
(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
122 – 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
(Address of principal executive offices, including zip code)
306 / 933-8500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On August 17, 2010, Potash Corporation of Saskatchewan Inc. (the “Company”) issued a news release in connection with its response to an unsolicited, non-binding proposal received from BHP Billiton Limited. A copy of the news release is furnished as Exhibit 99.1 hereto. Copies of correspondence relating to the matters discussed in the news release are furnished as Exhibits 99.2 and 99.3 hereto.
     In addition, the Company has prepared an investor presentation, a copy of which is furnished as Exhibit 99.4 hereto.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description

99.1	News release, dated August 17, 2010, issued by Potash Corporation of Saskatchewan Inc.

99.2	Correspondence, dated August 13, 2010.

99.3	Correspondence, dated August 17, 2010.

99.4	Potash Corporation of Saskatchewan Inc. investor presentation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Joseph Podwika
Name:	Joseph Podwika
Title:	Senior Vice President, General Counsel and Secretary

Dated: August 17, 2010

Index to Exhibits

Exhibit Number	Exhibit Description

99.1	News release, dated August 17, 2010, issued by Potash Corporation of Saskatchewan Inc.

99.2	Correspondence, dated August 13, 2010.

99.3	Correspondence, dated August 17, 2010.

99.4	Potash Corporation of Saskatchewan Inc. investor presentation.